                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of First Deposit National Bank does hereby constitute and appoint Julie
A. Montanari, David J. Petrini, Robert W. Molke and Mary L. Rottman, or any of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file with the Securities and Exchange Commission or any other regulatory authority any or all amendments (including, without limitation, post-effective amendments and any amendment) to any registration statement filed on behalf of the First Deposit Master Trust on Form S-3 under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission or any other regulatory authority one or more additional registration statements on Form S-3 for the purpose of increasing, by an amount not to exceed $5 billion, the amount of securities for which registration is being sought, in each case with all exhibits and any and all documents to be filed with respect thereto, granting unto such attorneys-in-fact and agents and their substitutes, and each of them, full power and authority to execute and deliver any other agreement, undertaking, document or certificate and to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Executed on this 8th day of January, 1997.

         Signature                                 Title
         ---------                                 -----

/s/ Shailesh J. Mehta
-------------------------
Shailesh J. Mehta                         Chief Executive Officer and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Providian National Bank does hereby constitute and appoint Julie A. Montanari, David J. Petrini, Robert W. Molke and Mary L. Rottman, or any of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file with the Securities and Exchange Commission or any other regulatory authority any or all amendments (including, without limitation, post-effective amendments and any amendment) to any registration statement filed on behalf of the First Deposit Master Trust on Form S-3 under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission or any other regulatory authority one or more additional registration statements on Form S-3 for the purpose of increasing, by an amount not to exceed $5 billion, the amount of securities for which registration is being sought, in each case with all exhibits and any and all documents to be filed with respect thereto, granting unto such attorneys-in-fact and agents and their substitutes, and each of them, full power and authority to execute and deliver any other agreement, undertaking, document or certificate and to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Executed on this 8th day of January, 1997.


         Signature                                 Title
         ---------                                 -----

/s/ Shailesh J. Mehta
-------------------------
Shailesh J. Mehta                         Chief Executive Officer and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of First Deposit National Bank does hereby constitute and appoint Julie
A. Montanari, David J. Petrini, Robert W. Molke and Mary L. Rottman, or any of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file with the Securities and Exchange Commission or any other regulatory authority any or all amendments (including, without limitation, post-effective amendments and any amendment) to any registration statement filed on behalf of the First Deposit Master Trust on Form S-3 under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission or any other regulatory authority one or more additional registration statements on Form S-3 for the purpose of increasing, by an amount not to exceed $5 billion, the amount of securities for which registration is being sought, in each case with all exhibits and any and all documents to be filed with respect thereto, granting unto such attorneys-in-fact and agents and their substitutes, and each of them, full power and authority to execute and deliver any other agreement, undertaking, document or certificate and to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Executed on this 8th day of January, 1997.


      Signature                                        Title
      ---------                                        -----


/s/ David B. Smith
-------------------------
David B. Smith                            Senior Vice President and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Providian National Bank does hereby constitute and appoint Julie A. Montanari, David J. Petrini, Robert W. Molke and Mary L. Rottman, or any of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file with the Securities and Exchange Commission or any other regulatory authority any or all amendments (including, without limitation, post-effective amendments and any amendment) to any registration statement filed on behalf of the First Deposit Master Trust on Form S-3 under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission or any other regulatory authority one or more additional registration statements on Form S-3 for the purpose of increasing, by an amount not to exceed $5 billion, the amount of securities for which registration is being sought, in each case with all exhibits and any and all documents to be filed with respect thereto, granting unto such attorneys-in-fact and agents and their substitutes, and each of them, full power and authority to execute and deliver any other agreement, undertaking, document or certificate and to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Executed on this 8th day of January, 1997.



         Signature                                     Title
         ---------                                     -----


/s/ David B. Smith
-------------------------
David B. Smith                            Senior Vice President and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Providian National Bank does hereby constitute and appoint Julie A. Montanari, David J. Petrini, Robert W. Molke and Mary L. Rottman, or any of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and on his or her behalf to sign, execute and file with the Securities and Exchange Commission or any other regulatory authority any or all amendments (including, without limitation, post-effective amendments and any amendment) to any registration statement filed on behalf of the First Deposit Master Trust on Form S-3 under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission or any other regulatory authority one or more additional registration statements on Form S-3 for the purpose of increasing, by an amount not to exceed $5 billion, the amount of securities for which registration is being sought, in each case with all exhibits and any and all documents to be filed with respect thereto, granting unto such attorneys-in-fact and agents and their substitutes, and each of them, full power and authority to execute and deliver any other agreement, undertaking, document or certificate and to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Executed on this 14th day of November, 1995.


         Signature                                 Title
         ---------                                 -----

-------------------------
Julie A. Montanari                        Chairman of the Board and Director
                                             (Principal Executive Officer)


-------------------------
Dianne Peterson                           President and Director

-------------------------
David J. Petrini                          Vice President and Senior Financial
                                          Officer (Principal Financial Officer)

-------------------------
Daniel Sanford                            Vice President and Controller
                                          (Principal Accounting Officer)

-------------------------
Clifford Colby                            Director


-------------------------
James V. Elliott                          Director


/s/ Charles D. Bond
-------------------------
Charles D. Bond                           Director


-------------------------
Robert S. Fennerty                        Director